                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2000

                       VOICE MOBILITY INTERNATIONAL, INC.
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                 (Name of Small Business Issuer in its Charter)


           NEVADA                                      33-0777819
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(State or Other Jurisdiction of          (I.R.S. Employer Identification Number)
Incorporation or Organization)




180-13777 Commerce Parkway, Richmond, British Columbia, Canada       V6V 2X3
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         (Address of Principal Executive Offices)                   (Zip Code)

                                 (604) 482-0000
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                           (Issuer's Telephone Number)

Item 5. Other Events

     On September 26, 2000, Voice Mobility International, Inc. issued a news release announcing an agreement with Logic Communications Inc. to provide Voice Mobility's UNIFIED COMMUNICATIONS(TM) software suite to telephone, Internet and cellular phone users in Bermuda.

          Exhibit No                        Exhibits
          ----------                        --------

             99.2            News release of Voice Mobility International, Inc.
                             Dated September 26, 2000.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VOICE MOBILITY INTERNATIONAL, INC.


Date: September 26, 2000                   by: /s/Thomas O'Flaherty
                                           --------------------------
                                           Thomas O'Flaherty
                                           President and Director